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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


            As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports included in or made a part of the Annual Report on Form 10-K of F.Y.I. Incorporated for the year ended December 31, 1996.


                              ARTHUR ANDERSEN LLP



Dallas, Texas
May 8, 1997